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                                                                   EXHIBIT 10.29

                         ASSIGNMENT OF OPTION AGREEMENT

      This Assignment of Option Agreement ("Assignment") is made as of the 4th day of August, 1994, by and between Citadel Holding Corporation, a Delaware corporation ("Assignor") and Citadel Realty, Inc. ("Assignee").

      A. Assignor has entered into that certain Option Agreement with Fidelity Federal Bank, a Federal Savings Bank ("Fidelity"), as optionor and Assignor, as optionee, dated as of August 4, 1994 (the "Option Agreement"). The Option Agreement has been supplemented by a letter agreement of even date herewith, and all references to the Option Agreement shall refer to and include the Option Agreement as so amended and supplemented.

      B. Assignor desires to transfer and assign its rights and delegate its duties under the Option Agreement to Optionee. Optionee is a wholly owned subsidiary of Optionor.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties hereto, intending to be legally bound hereby, agree as follows:

      1. Recitals. The foregoing recitals are hereby incorporated herein by
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reference as if fully set forth at this point in the text of this Assignment.

      2. Transfer and Assignment. Assignor does hereby sell, assign, convey,
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transfer, grant, set over and deliver to Assignee all of Assignor's right, title and interest in and to the Option Agreement.

      3. Assumption. Assignee hereby accepts such assignment and assumes and
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agrees to perform all of the terms, covenants and conditions of the Option
Agreement to be performed by the optionee thereunder from and after the date hereof.

      4. Covenant of Further Assurances. The parties hereto agree to execute
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such other documents and perform such other acts as may be reasonably necessary or desirable to carry out the purposes of this Assignment.

      5. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of California.
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      IN WITNESS WHEREOF, Assignee and Assignor have executed this Assignment of
Option Agreement as of the date written above.

                                     ASSIGNOR:

                                     CITADEL HOLDING CORPORATION, a
                                     Delaware corporation

                                     By:  /s/ Richard M. Greenwood
                                          -------------------------------------
                                     Its: President and Chief Executive Officer


                                     ASSIGNEE:

                                     CITADEL REALTY, INC.

                                     By:  /s/ Steve Wesson
                                          -------------------------------------
                                     Its: President and Secretary

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